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                                                                  EXECUTION COPY



                                GLOBALSTAR, L.P.
                         GLOBALSTAR CAPITAL CORPORATION

                               Up to $350,000,000

                          11 1/4% Senior Notes due 2004

                          REGISTRATION RIGHTS AGREEMENT


                                                                   June 13, 1997

Bear, Stearns & Co. Inc.
Donaldson, Lufkin & Jenrette
  Securities Corporation
Lehman Brothers Inc.
In care of Bear, Stearns & Co. Inc.
As Representative of the
  Several Initial Purchasers
  245 Park Avenue
     New York, New York 10l67

Ladies and Gentlemen:

                  Globalstar, L.P., a Delaware limited partnership ("Globalstar"), and Globalstar Capital Corporation, a Delaware corporation ("Globalstar Capital" and, together with Globalstar, the "Issuers"), propose, subject to the terms and conditions stated in a purchase agreement dated June 10, 1997 (the "Purchase Agreement"), to jointly and severally issue and sell to Bear, Stearns & Co. Inc., Donaldson, Lufkin & Jenrette Securities Corporation and Lehman Brothers Inc. (collectively, the "Initial Purchasers") $325,000,000 aggregate principal amount of 11 1/4% Senior Notes due 2004 (together with up to $25,000,000 aggregate principal amount of such Senior Notes issued to the Initial Purchasers pursuant to the Option (as defined in the Purchase Agreement), collectively, the "Notes"). The Notes will be issued pursuant to an indenture dated as of June 1, 1997 (the "Indenture"), among the Issuers and The Bank of New York, as trustee (the "Trustee"). This Agreement will have no force and effect
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until the Notes are issued. As an inducement to the Initial Purchasers, the
Issuers hereby agree with the several Initial Purchasers, for the benefit of the holders of the Notes (including, without limitation, the Initial Purchasers), the Exchange Notes (as defined below) and the Private Exchange Notes (as defined below) (collectively, the "Holders"), as follows:

                  1. Registered Exchange Offer. The Issuers shall, at their cost and expense, prepare and, not later than 60 days after (or if the 60th day is not a business day, the first business day thereafter) the Issue Date (as defined in the Indenture) of the Notes, file with the Securities and Exchange Commission (the "Commission") a registration statement (the "Exchange Offer Registration Statement") on an appropriate form under the Securities Act of 1933, as amended (the "Securities Act"), with respect to a proposed offer (the "Registered Exchange Offer") to the Holders of Transfer Restricted Notes (as defined in Section 6(e)), who are not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer, to issue and deliver to such Holders, in exchange for the Notes, a like aggregate principal amount of debt securities (the "Exchange Notes") of the Issuers issued under the Indenture and identical in all material respects to the Notes (except for the transfer restrictions relating to the Notes) that would be registered under the Securities Act. The Issuers shall use reasonable efforts to cause such Exchange Offer Registration Statement to become effective under the Securities Act within 150 days (or if the 150th day is not a business day, the first business day thereafter) after the Issue Date of the Notes and shall keep the Exchange Offer Registration Statement effective for not less than 30 days (or longer if required by applicable law or the policy of the Commission) after the date on which notice of the Registered Exchange Offer is mailed to the Holders (such period being called the "Exchange Offer Registration Period").

                  If the Issuers effect the Registered Exchange Offer, the Issuers will be entitled to close the Registered
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Exchange Offer 30 days after the commencement thereof; provided, however, that the Issuers have accepted all the Notes theretofore validly tendered in accordance with the terms of the Registered Exchange Offer.

                  Following the declaration of the effectiveness of the Exchange Offer Registration Statement, unless the Registered Exchange Offer would not be permitted by applicable law or the Commission's policy, the Issuers shall promptly commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder of Transfer Restricted Notes electing to exchange the Notes for Exchange Notes (assuming that such Holder is not an affiliate of either of the Issuers within the meaning of the Securities Act, acquires the Exchange Notes in the ordinary course of such Holder's business, has no arrangements with any person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such Exchange Notes from and after their receipt without any limitations or restrictions under the Securities Act and without material restrictions under the securities laws of the several states of the United States. In connection with such Registered Exchange Offer, the Issuers shall take all such reasonable further action, including, without limitation, appropriate filings under state securities laws, as may be necessary to realize the foregoing objective subject to the proviso of Section 3(h).

                  The Issuers and the Initial Purchasers acknowledge that the foregoing statement of the objective of the Registered Exchange Offer is based upon current interpretations by the staff of the Commission's Division of Corporation Finance, which interpretations are subject to change without notice, and further acknowledge that, pursuant to current interpretations by the Commission's staff of Section 5 of the Securities Act, in the absence of an applicable exemption therefrom, (i) each Holder that is a broker-dealer electing to exchange Notes, acquired for its own account as a result of market making activities or other
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trading activities, for Exchange Notes (an "Exchanging Dealer"), is required to deliver a prospectus containing the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section, and in Annex C hereto in the "Plan of Distribution" section of such prospectus in connection with a sale of any such Exchange Notes received by such Exchanging Dealer pursuant to the Registered Exchange Offer and (ii) an Initial Purchaser that elects to sell Exchange Notes acquired in exchange for Notes constituting any portion of an unsold allotment is required to deliver a prospectus containing the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in connection with such sale.

                  The Issuers shall use their reasonable efforts to keep the Exchange Offer Registration Statement effective and to amend and supplement the prospectus contained therein in order to permit such prospectus to be lawfully delivered by all persons subject to the prospectus delivery requirements of the Securities Act for such period of time as such persons must comply with such requirements in order to resell the Exchange Notes; provided, however, that (i) in the case where such prospectus and any amendment or supplement thereto must be delivered by an Exchanging Dealer or an Initial Purchaser, such period shall be the lesser of 180 days after the expiration date of the Registered Exchange Offer and the date on which all Exchanging Dealers and the Initial Purchasers have sold all Exchange Notes held by them (unless such period is extended pursuant to Section 3(j) below), and (ii) the Issuers shall make such prospectus and any amendment or supplement thereto available to any broker-dealer for use in connection with any resale of any Exchange Notes for a period not less than 90 days after the consummation of the Registered Exchange Offer.

                  If, upon consummation of the Registered Exchange Offer, any Initial Purchaser holds Transfer Restricted Notes acquired by it as part of its initial distribution, the Issuers, simultaneously with the delivery of the Exchange Notes pursuant to the Registered Exchange Offer, shall issue and deliver to such Initial Purchaser upon the written
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request of such Initial Purchaser, in exchange (the "Private Exchange") for the
Transfer Restricted Notes held by such Initial Purchaser, a like principal amount of debt securities of the Issuers issued under the Indenture and identical in all material respects (including the existence of restrictions on transfer under the Securities Act and the securities laws of the several states of the United States) to the Transfer Restricted Notes (the "Private Exchange Notes"); provided, however, that the Issuers shall not be required to effect such exchange if, in the opinion of counsel to the Issuers, such exchange cannot be effected without registration under the Securities Act. The Private Exchange Notes shall bear the same CUSIP number as the Exchange Notes. The Transfer Restricted Notes, the Exchange Notes and the Private Exchange Notes are herein collectively called the "Securities".

                  In connection with the Registered Exchange Offer, the Issuers shall:

                  (a) mail, or cause to be mailed, to each Holder a copy of the prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents;

                  (b) keep the Registered Exchange Offer open for not less than 30 calendar days (or longer, if required by applicable law or policy of the Commission) after the date notice thereof is mailed to the Holders;

                  (c) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan, The City of New York, which may be the Trustee or an affiliate of the Trustee;

                  (d) permit Holders to withdraw tendered Transfer Restricted Notes at any time prior to the close of business, New York time, on the last Business Day (as defined in the Indenture) on which the Registered Exchange Offer shall remain open; and
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                  (e) otherwise comply in all material respects with
         all applicable law.

                  As soon as practicable after the close of the Registered Exchange Offer or the Private Exchange, as the case may be, the Issuers shall:

                  (i) accept for exchange all the Transfer Restricted Notes validly tendered and not validly withdrawn pursuant to the Registered Exchange Offer or the Private Exchange, as the case may be;

                  (ii) deliver, or cause to be delivered to, the Trustee for cancellation all the Transfer Restricted
         Notes so accepted for exchange; and

                  (iii) cause the Trustee to authenticate and promptly deliver to each Holder of the Transfer Restricted Notes, Exchange Notes or Private Exchange Notes, as the case may be, equal in principal amount to the Transfer Restricted Notes of each Holder so accepted for exchange.

                  The Exchange Notes and the Private Exchange Notes may be issued under the Indenture, which will provide that the Exchange Notes will not be subject to the transfer restrictions set forth in the Indenture and that all the Securities will vote and consent together on all matters as one class and that none of the Securities will have the right to vote or consent as a class separate from one another on any matter.

                  Interest on the Exchange Notes and the Private Exchange Notes will accrue from (A) the later of (i) the last interest payment date on which interest was paid on the Securities surrendered in the exchange therefor or (ii) if the Securities are surrendered for exchange on a date in a period which includes the record date for an interest payment date to occur on or after the date of such exchange and as to which interest will be paid, the date of such interest payment date or (B) if no interest has been paid on
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such Securities, from the date of original issue of the Securities.

                  Each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuers that at the time of the consummation of the Registered Exchange Offer (i) any Exchange Notes received by such Holder will be acquired in the ordinary course of business, (ii) such Holder will have no arrangements or understanding with any person to participate in the distribution of the Notes or the Exchange Notes within the meaning of the Securities Act, (iii) such Holder is not an "affiliate", as defined in Rule 405 of the Securities Act, of either of the Issuers or, if it is an affiliate, such Holder will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable, (iv) if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, the distribution of the Exchange Notes, and (v) if such Holder is a broker-dealer, that it will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities and that it will deliver a prospectus in connection with any resale of such Exchange Notes.

                  Notwithstanding any other provisions hereof, the Issuers will ensure that (i) any Exchange Offer Registration Statement and any amendment thereto and any prospectus forming part thereof and any supplement thereto will comply in all material respects with the Securities Act and the rules and regulations thereunder, (ii) any Exchange Offer Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any prospectus forming part of any Exchange Offer Registration Statement, and any supplement to such prospectus, will not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;
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provided, however, that in no such case shall the Issuers be responsible for information concerning any Initial Purchaser of the Securities included in the Exchange Offer Registration Statement, the prospectus contained therein, or any amendment or supplement thereto, as the case may be.

                  2. Shelf Registration. If (i) because of any change in law or Commission policy or in applicable interpretations thereof by the staff of the Commission, the Issuers are not permitted to effect a Registered Exchange Offer, as contemplated by Section 1 hereof, (ii) the Registered Exchange Offer is not consummated within 180 days of the Issue Date, (iii) the Initial Purchaser so requests within 90 days after the consummation of the Registered Exchange Offer with respect to the Transfer Restricted Notes (or the Private Exchange Notes) not eligible to be exchanged for Exchange Notes in the Registered Exchange Offer and held by it following consummation of the Registered Exchange Offer or (iv) any Holder (other than an Exchanging Dealer) is not eligible to participate in the Registered Exchange Offer or, in the case of any Holder (other than an Exchanging Dealer) that participates in the Registered Exchange Offer, such Holder does not receive freely tradeable Exchange Notes on the date of the exchange, the Issuers shall take the following actions:

                  (a) The Issuers shall, at their cost, use reasonable efforts to file, as promptly as practicable (but in no event later than the earlier of (i) 150 days after the Issue Date and (ii) 60 days after so required or requested pursuant to this Section 2 with the Commission and shall thereafter use their reasonable efforts to cause to be declared effective a registration statement (the "Shelf Registration Statement" and, together with the Exchange Offer Registration Statement, a "Registration Statement") on an appropriate form under the Securities Act relating to the offer and sale of the Transfer Restricted Notes by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act (hereinafter, the "Shelf Registration");
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         provided, however, that no Holder (other than an Initial Purchaser)
         shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all the provisions of this Agreement applicable to such Holder (including certain indemnification obligations).

                  (b) The Issuers shall use their reasonable efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein to be lawfully delivered by the Holders of the relevant Securities, until the principal of, and interest and Liquidated Damages (if any) on, the Securities have been paid in full or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement (i) have been sold pursuant thereto or (ii) are distributed to the public pursuant to Rule 144 under the Securities Act or are saleable pursuant to Rule 144(k) under the Securities Act (in any such case, such period being called the "Shelf Registration Period"). Subject to Section 6(b), the Issuers shall be deemed not to have used their reasonable efforts to keep the Shelf Registration Statement effective during the requisite period if either of the Issuers voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities during that period, unless such action is required by applicable law; provided, however, that the Issuers shall not be deemed to have voluntarily taken any such action if either of the Issuers enters, in good faith, into negotiations concerning, or executes and delivers any agreement or other document relating to, any business combination, acquisition or disposition.

                  (c) Notwithstanding any other provisions of this Agreement to the contrary, the Issuers shall cause the Shelf Registration Statement and the related prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement,
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(i) to comply in all material respects with the applicable requirements of the
Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  3. Registration Procedures. In connection with any Shelf Registration contemplated by Section 2 hereof and, to the extent applicable, any Registered Exchange Offer contemplated by Section 1 hereof, the following provisions shall apply:

                  (a) The Issuers shall (i) furnish to each Initial Purchaser, prior to the filing thereof with the Commission, a copy of each Registration Statement and each amendment thereof and each supplement, if any, to the prospectus included therein and, in the event that an Initial Purchaser (with respect to any portion of an unsold allotment from the original offering) is participating in the Registered Exchange Offer or the Shelf Registration Statement, shall use its reasonable efforts to reflect in each such document, when so filed with the Commission, such comments as such Initial Purchaser reasonably may propose; (ii) include the information set forth in Annex A hereto on the cover, in Annex B hereto in the "Exchange Offer Procedures" section and the "Purpose of the Exchange Offer" section and in Annex C hereto in the "Plan of Distribution" section of the prospectus forming a part of the Exchange Offer Registration Statement and include the information set forth in Annex D hereto in the Letter of Transmittal delivered pursuant to the Registered Exchange Offer; (iii) if requested by an Initial Purchaser, include the information required by Items 507 or 508 of Regulation S-K under the Securities Act, as applicable, in the prospectus forming a part of the Exchange Offer Registration Statement; (iv) include within the prospectus contained in the Exchange Offer Registration Statement a section entitled "Plan of Distribution", reasonably acceptable to the Initial
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         Purchasers, which shall contain a summary statement of the positions taken or policies made by the staff of the Commission with respect to the potential "underwriter" status of any broker-dealer that is the beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of Exchange Notes received by such broker-dealer in the Registered Exchange Offer (a "Exchanging Dealer"), whether such positions or policies have been publicly disseminated by the staff of the Commission or such positions or policies, in the reasonable judgment of the Initial Purchasers based upon advice of counsel (which may be in-house counsel), represent the prevailing views of the staff of the Commission; and (v) in the case of a Shelf Registration Statement, include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

                  (b) The Issuers shall give written notice to the Initial Purchasers and the Holders of the Securities from whom the Issuers have received prior written notice that it will be a Exchanging Dealer in the Registered Exchange Offer (which notice pursuant to clauses
         (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

                              (i) when the Registration Statement or any
                  amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

                              (ii) of any request by the Commission for
                  amendments or supplements to the Registration Statement or the prospectus included therein or for additional information (provided, however, that with respect to any requests prior to the effectiveness of the Registration Statement, the Issuers shall be required to give written notice
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                  only to the Initial Purchasers and their counsel, Cravath,
                  Swaine & Moore);

                              (iii) of the issuance by the Commission of
                  any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose;

                              (iv) of the receipt by either of the Issuers of
                  any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

                              (v) of the happening of any event that requires
                  the Issuers to make changes in the Registration Statement or the prospectus in order that the Registration Statement or the prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  (c) The Issuers shall make every reasonable effort to obtain the withdrawal at the earliest possible time of any order suspending the effectiveness of the Registration Statement.

                  (d) The Issuers shall furnish to each Holder of Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

                  (e) The Issuers shall deliver to each Exchanging Dealer and each Initial Purchaser, and to any other Holder who so requests, without charge, at least one copy of the Exchange Offer Registration Statement and
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         any post-effective amendment thereto, including financial statements and schedules, and, if any Initial Purchaser or any such Holder requests, all exhibits thereto (including those incorporated by reference).

                  (f) The Issuers shall deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the prospectus (including each preliminary prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Issuers consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto included in the Shelf Registration Statement by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by such prospectus, or any such amendment or supplement.

                  (g) The Issuers shall deliver to each Initial Purchaser, any Exchanging Dealer and such other persons required to deliver a prospectus during the Exchange Offer Registration Period and/or Shelf Registration Period, as applicable, without charge, as many copies of the final prospectus included in the Exchange Offer Registration Statement and any amendment or supplement thereto as such persons may reasonably request. The Issuers consent, subject to the provisions of this Agreement, to the use of the prospectus or any amendment or supplement thereto by any Initial Purchaser, if necessary, any Exchanging Dealer and such other persons required to deliver a prospectus following the Registered Exchange Offer in connection with the offering and sale of the Exchange Notes covered by the prospectus, or any amendment or supplement thereto, included in such Exchange Offer Registration Statement, in each case in the form most recently provided to each party by the Issuers.

                  (h) Prior to any public offering of the Securities, pursuant to any Registration Statement, the Issuers shall use their reasonable efforts to register

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         or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by such Registration Statement; provided, however, that none of the Issuers shall be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified, (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject, (iii) register or qualify Securities or take any other action under the securities or "blue sky" laws of any jurisdiction if, in the judgment of the Board of Directors or such other governing body of the Issuers, the consequences of such registration, qualification or other action would be unduly burdensome to the Issuers or (iv) make any changes to their respective organizational documents or any agreement with their respective equity holders.

                  (i) The Issuers shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to such Registration Statement.

                  (j) Upon the occurrence of any event contemplated by paragraphs (ii) through (v) of Section 3(b) above during the period for which the Issuers are required to maintain an effective Registration Statement, the Issuers shall promptly prepare and file a post-effective amendment to the Registration Statement or a supplement to the related prospectus and any other

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         required document so that, as thereafter delivered to Holders of the
         Notes or purchasers of Securities, the prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Issuers notify the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer in accordance with paragraphs (ii) through (v) of Section 3(b) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Initial Purchasers, the Holders of the Securities and any such Exchanging Dealers shall suspend use of such prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 2(b) above and the Exchange Offer Registration Statement provided for in Section 1 above shall each be extended (i) by the number of days from and including the date of the giving of such notice to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented prospectus pursuant to this
         Section 3(j) or (ii) if earlier, until the date when none of the Securities represent Transfer Restricted Notes (as defined in Section 6(d)).

                  (k) Not later than the effective date of the applicable Registration Statement, the Issuers will provide a CUSIP number for the Transfer Restricted Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, and provide the applicable trustee with printed certificates for the Notes, the Exchange Notes or the Private Exchange Notes, as the case may be, in a form eligible for deposit with The Depository Trust Company.

                  (l) The Issuers will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Registered Exchange Offer or the Shelf Registration, and Globalstar will make

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         generally available to its security holders (or otherwise provide in accordance with Section 11(a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of its first fiscal quarter commencing after the effective date of the Registration Statement, which statement shall cover such 12-month period.

                  (m) The Issuers shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended, in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Issuers shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

                  (n) The Issuers may require each Holder of Securities to be sold pursuant to the Shelf Registration Statement to furnish to the Issuers such information regarding the Holder and the distribution of the Securities as the Issuers may from time to time reasonably require for inclusion in the Shelf Registration Statement, and the Issuers may exclude from such registration the Securities of any Holder that unreasonably fails to furnish such information within a reasonable time after receiving such request. Each such Holder agrees to notify the Issuers as promptly as practicable of any inaccuracy or change in information previously furnished by such Holder to the Issuers or of the occurrence of any event, in either case, as a result of which any prospectus relating to such registration contains or would contain an untrue statement of a material fact regarding such Holder or such Holder's intended method of distribution of such Securities, or omits to state a material fact regarding such Holder or such Holder's intended method of distribution of such Securities, required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly to furnish to the Issuers any additional information required to correct and update any previously furnished information or required so that such prospectus shall not contain, with respect to such Holder or the distribution of such Securities, an untrue statement of a material fact or omit to state a material fact required to be stated

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         therein or necessary to make the statements therein not misleading in light of the circumstances then existing. Each such Holder shall comply with the provisions of the Securities Act applicable to such Holder with respect to the disposition by such Holder of Securities, covered by such registration statement in accordance with the intended methods of disposition by such Holder set forth in such registration statement.

                  (o) The Issuers shall enter into such customary agreements (including if requested an underwriting agreement in customary form) and take all such other action, if any, as Holders of a majority in aggregate principal amount of Securities being sold or the managing underwriters shall reasonably request in order to facilitate the disposition of the Securities pursuant to any Shelf Registration; provided, however, that in the case of actions that facilitate the disposition of a particular Holder's Securities, only such Holders request is required; provided further, that the Issuers shall not be required to enter into any such agreement more than once with respect to all of the Securities and may delay entering into such agreement until the consummation of any underwritten public offering which such Issuers shall have then undertaken.

                  (p) In the case of any Shelf Registration, each of the Issuers shall (i) make reasonably available for inspection by the Holders of the Securities, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders of the Securities or any such underwriter all relevant financial and other records, pertinent corporate documents and properties of such Issuers and (ii) cause such Issuers' officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders of the Securities or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary, in the judgment of the Holder or any such underwriter, attorney, accountant or agent referred to in this paragraph, to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties by one counsel designated by and on behalf of such other parties as described in Section 4 hereof and shall be expressly subject to the confidential treatment by such parties as to all proprietary information of the Issuers.

                  (q) In the case of any Shelf Registration, each of the Issuers, if requested by (i) Holders of a majority in aggregate principal amount of Securities, (ii) such Holder's counsel, or (iii) the managing underwriter (if any), covered thereby, shall use reasonable efforts to cause (x) its counsel to deliver an opinion and updates thereof relating to the Registration Statement and the Securities in customary form addressed to such Holders and the managing underwriters, if any, thereof and dated the effective date of such Shelf Registration Statement covering the matters customarily covered in opinions of counsel requested in underwritten offerings and such other matters as may be reasonably requested by the managing underwriter or underwriters; (y) its officers to execute and deliver all customary documents and certificates and updates thereof reasonably requested by any underwriters of the applicable Securities; and (z) its independent public accountants to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

                  (r) In the case of the Registered Exchange Offer, if requested by any Initial Purchaser or any known Exchanging Dealer, each of the Issuers shall use reasonable efforts to cause (i) its counsel to deliver to such Initial Purchaser or such Exchanging Dealer a signed opinion in the form as is customary in connection with such a Registration Statement and (ii) its independent public accountants to deliver to such Initial Purchaser or such Exchanging Dealer a comfort letter, in customary form.

                  (s) If a Registered Exchange Offer or a Private Exchange is to be consummated, upon delivery of the Transfer Restricted Notes by Holders to the Issuers (or to such other Person as directed by the Issuers) in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be, the Issuers shall mark, or cause to be marked, on the Transfer Restricted Notes so exchanged that such Transfer Restricted Notes are being canceled in exchange for the Exchange Notes or the Private Exchange Notes, as the case may be; in no event shall the Transfer Restricted Notes be marked as paid or otherwise satisfied.

                  (t) In the event that any broker-dealer registered under the Exchange Act shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or "assist in the distribution" (within the meaning of the Conduct Rules of the By-Laws of the National Association of Securities Dealers, Inc. ("NASD")) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuers shall assist such broker-dealer in complying with the requirements of such Rules and By-Laws.

                  (u) The Issuers will use their reasonable efforts to cause the Securities or the Exchange Securities, as applicable, covered by a Registration Statement to continue to be rated, during the period for which such Registration Statement is required to be effective, by the rating agencies that initially rated the Securities, if so requested by Holders of a majority in aggregate principal amount of Securities covered by such Registration Statement or the Exchange Securities, as the case may be, or the managing underwriters, if any.

                  (v) The Issuers shall use their reasonable efforts to take all other steps reasonably necessary to effect the registration of the Securities covered by a Registration Statement contemplated hereby.

                  4. Registration Expenses. The Issuers shall bear all fees and expenses incurred in connection with the performance of the Issuers' obligations under Sections 1 through 3 hereof (including the reasonable fees and expenses of one counsel to the Initial Purchasers, incurred in connection with the Registered Exchange Offer), whether or not the Registered Exchange Offer or a Shelf Registration is filed or becomes effective, and, in the event of a Shelf Registration, shall bear, or reimburse the Holders of the Securities covered thereby for, the reasonable fees and disbursements of one firm of counsel designated by the Holders of a majority in principal amount of the Securities covered thereby to act as counsel for the Holders of the Securities in connection therewith, it being understood that the Issuers shall not be responsible for the fees and expenses of more than one counsel employed at any one time; provided, however, that in an underwritten offering, the Issuers shall not be responsible for any fees or expenses of any underwriter, including any underwriting discounts or commissions, or any legal fees or expenses of counsel to any underwriter. Notwithstanding the foregoing, the Holders of Securities being registered shall pay all agency or brokerage fees and commissions and underwriting discounts and commissions attributable to the sale of such Securities and the fees and disbursements of any counsel or other advisors or experts retained by such Holders (severally or jointly), other than the one counsel specifically referred to above.

                  5. Indemnification. (a) The Issuers agree, jointly and severally, to indemnify and hold harmless each Holder of the Securities and each person, if any, who controls such Holder or such Exchanging Dealer within the meaning of the Securities Act or the Exchange Act (each Holder, any Exchanging Dealer and such controlling persons being referred to collectively as the "Indemnified Parties") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Issuers shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration in reliance upon and in conformity with written information pertaining to such Holder and furnished to the Issuers by or on behalf of such Holder specifically for inclusion therein, (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any prospectus relating to the registration statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any person as to which there is a prospectus delivery requirement (a "Delivering Seller") that sold the Securities to the person asserting any such losses, claims, damages or liabilities to the extent that any such loss, claim, damage or liability of such Delivering Seller results from the fact that there was not sent or given to such person, on or prior to the written confirmation of such sale, a copy of the relevant prospectus, as amended and supplemented, provided that (A) the Issuers shall have previously furnished copies thereof to such Delivering Seller in accordance with this Agreement and (B) such furnished prospectus, as amended and supplemented, would have corrected any such untrue statement or omission or alleged untrue statement or omission, and (iii) this indemnity agreement will be in addition to any liability which the Issuers may otherwise have to such Indemnified Party. The Issuers shall also indemnify underwriters, their officers and directors and each person who controls such persons within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by such Holders; provided, however, that the Issuers shall not indemnify any such party to the extent its liability arises from its failure to comply with the requirements described in Annexes A, B, C and D hereto, as updated.

                  (b) Each Holder of the Securities (and, if requested by the Issuers, each placement agent or underwriter in connection with the registration), severally and not jointly, will indemnify and hold harmless the Issuers and each person, if any, who controls Globalstar within the meaning of the Securities Act or the Exchange Act and the directors, officers, agents and employees of such controlling persons from and against any losses, claims, damages or liabilities or any actions in respect thereof to which the Issuers, any such controlling person or director, officer, agent or employee of such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement or prospectus or in any amendment or supplement thereto or in any preliminary prospectus relating to a Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information pertaining to such Holder or such underwriter, as the case may be, and furnished to the Issuers by or on behalf of such Holder or such underwriter, as the case may be, specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Issuers for any legal or other expenses reasonably incurred by the Issuers or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which such Holder or such underwriter, as the case may be, may otherwise have to the Issuers or any such controlling persons.

                  (c) Promptly after receipt by an indemnified party under this
Section 5 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above, except to the extent that it is prejudiced or harmed in any material respect by failure to give such prompt notice. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with one counsel (and local counsel as necessary) reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 5 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, not to be unreasonably withheld, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action. No indemnifying party shall be liable for any amounts paid in settlement of any action or claim without its written consent, which consent shall not be unreasonably withheld, but if settled in accordance with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 5 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above for any reason other than as provided in subsection
(c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other from the exchange of the Notes, pursuant to the Registered Exchange Offer, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party or parties on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuers on the one hand or such Holder or such other indemnified person, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this
Section 5(d), the Holders of the Securities shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such Holders from the sale of the Securities pursuant to a Registration Statement exceeds the amount of damages which such Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each officer, director, employee, representative and agent of an indemnified party and each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party, and each officer, director, employee, representative and agent of the Issuers and each person, if any, who controls Globalstar within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Issuers.

                  (e) The agreements contained in this Section 5 shall survive the sale of the Securities pursuant to a Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

                  6. Liquidated Damages Under Certain Circumstances. (a) Additional cash interest (the "Liquidated Damages") with respect to the Securities shall be assessed against the Issuers as follows if any of the following events occurs (each such event in clauses (i) through (iv) below a "Registration Default"):

                  (i) if the Issuers fail to file either the Exchange Offer Registration Statement or Shelf Registration Statement on or before the date specified for the filing thereof in Sections 1 and 2 hereof, respectively;

                  (ii) if any such Registration Statement so required to be filed is not declared effective by the Commission on or before, in the case of the Exchange Offer Registration Statement, the date that is 150 days after the Issue Date, and in the case of the Shelf Registration Statement, the date that is 180 days after the Issue Date (each such date being hereinafter referred to as an "Effectiveness Target Date");

                  (iii) if the Issuers fail to consummate the Registered Exchange Offer within 30 days after the Effectiveness Target Date with respect to such Registered Exchange Offer; or

                  (iv) if after either the Exchange Offer Registration Statement or the Shelf Registration Statement is declared effective (A) such Registration Statement thereafter ceases to be effective; or (B) such Registration Statement or the related prospectus ceases to be usable (except as permitted in paragraph (b)) in connection with resales of Transfer Restricted Notes during the periods specified herein because either (1) any event occurs as a result of which the related prospectus forming part of such Registration Statement would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or (2) it shall be necessary to amend such Registration Statement or supplement the related prospectus, to comply with the Securities Act or the Exchange Act or the respective rules thereunder.

Liquidated Damages shall accrue on the Transfer Restricted Notes in an amount equal to $.05 per week per $1,000 principal amount of Transfer Restricted Notes held by each Holder (over and above the interest set forth in the title of the Transfer Restricted Notes) from and including the date on which any such Registration Default shall occur until the earlier of (i) the date on which all such Registration Defaults have been cured or (ii) the date which is 90 days after the date such Registration Default occurred. The Liquidated Damages will increase by an additional $.05 per week per $1,000 principal amount of the Notes held by each Holder during each subsequent 90-day period until the date on which all such Registration Defaults have been cured; provided, however, that the aggregate amount of Liquidated Damages shall not exceed a maximum of $.50 per week per $1,000 principal amount of the Notes held by each Holder

                  (b) A Registration Default referred to in Section 6(a)(iii)(B) shall be deemed not to have occurred and be continuing in relation to a Shelf Registration Statement or the related prospectus if (i) such Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to such Shelf Registration Statement to incorporate annual audited or, if required by the rules and regulations under the Securities Act, quarterly unaudited financial information with respect to the Issuers where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related prospectus or (y) other material events or developments with respect to the Issuers that would need to be described in such Shelf Registration Statement or the related prospectus and
(ii) in the case of clause (y), the Issuers are proceeding promptly and in good faith to amend or supplement such Shelf Registration Statement and related prospectus to describe such events; provided, however, that in no event shall the Issuers be required to disclose the business purpose for such suspension if the Issuers determine in good faith that such business purpose must remain confidential. Notwithstanding the foregoing, the Issuers shall not be required to pay Liquidated Damages with respect to the Securities of a Holder if the failure arises from the Issuers' failure to file, or cause to become effective, a Shelf Registration Statement within the time periods specified in this Section 6 by reason of the failure of such Holder to provide such information as (i) the Issuers may reasonably request, with reasonable prior written notice, for use in the Shelf Registration Statement or any prospectus included therein to the extent the Issuers reasonably determine that such information is required to be included therein by applicable law, (ii) the NASD or the Commission may request in connection with such Shelf Registration Statement or (iii) is required to comply with the agreements of such Holder as contained in Section 3(n) to the extent compliance thereof is necessary for the Shelf Registration Statement to be declared effective.

                  (c) The parties hereto agree that the Liquidated Damages provided for in this Section constitute a reasonable estimate of and are intended to constitute the sole damages that will be suffered by Holders of Securities by reason of the failure of the applicable Registration Statement to be filed, to be declared effective or to remain effective, or of the Exchange Offer to be consummated, as the case may be, to the extent required by this Agreement.

                  (d) Any Liquidated Damages accruing on the Transfer Restricted Notes prior to December 15, 1997, will be payable in cash on the next succeeding June 15 or December 15 to holders of record on the immediately preceding December 1 or June 1, respectively. Any such Liquidated Damages accruing on the Transfer Restricted Notes thereafter will be payable in cash on the regular interest payment dates with respect to the Transfer Restricted Notes to the holders of record on the applicable record date.

                  (e) "Transfer Restricted Notes" means each Security until (i) the date on which such Transfer Restricted Note has been exchanged by a person other than a broker-dealer for a freely transferrable Exchange Note in the Registered Exchange Offer, (ii) following the exchange by a broker-dealer in the Registered Exchange Offer of a Transfer Restricted Note for an Exchange Note, the date on which such Exchange Note is sold to a purchaser who receives from such broker-dealer on or prior to the date of such sale a copy of the prospectus contained in the Exchange Offer Registration Statement, (iii) the date on which such Transfer Restricted Note has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (iv) the date on which such Transfer Restricted Note is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

                  7. Rules 144 and 144A. The Issuers shall use their reasonable efforts to file the reports required to be filed by each of them, respectively, under the Securities Act and the Exchange Act in a timely manner and, if at any time the Issuers are not required to file such reports, each will, upon the request of any Holder of Transfer Restricted Notes, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rules 144 and 144A. The Issuers covenant that they will take such further action as any Holder of Transfer Restricted Notes may reasonably request, all to the extent required from time to time to enable such Holder to sell Transfer Restricted Notes without registration under the Securities Act within the limitation of the exemptions provided by Rules 144 and 144A (including the requirements of Rule 144A(d)(4)). The Issuers will provide a copy of this Agreement to prospective purchasers of Notes identified to the Issuers by the Initial Purchasers upon request. Upon the request of any Holder of Transfer Restricted Notes, each of the Issuers shall deliver to such Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 7 shall be deemed to require the Issuers to register any of its securities pursuant to the Exchange Act.

                  8. Underwritten Registrations. If any of the Transfer Restricted Notes covered by any Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("Managing Underwriters") will be selected by the Holders of a majority in aggregate principal amount of such Transfer Restricted Notes to be included in such offering (subject to the approval (which approval shall not be unreasonably withheld) of the Issuers, provided, however, that the Issuers shall not be obligated to arrange for more than one underwritten offering during the period that such Shelf Registration is required to be effective pursuant to this Agreement).

                  No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Notes on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, lock-up agreements, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

                  9. Miscellaneous. (a) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except by the Issuers and the written consent of the Holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents.

                  (b) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

                  (1) if to a Holder of the Securities, at the most current address given by such Holder to the Issuers in accordance with the provisions of this Section 9(b), which address initially is, with respect to each Holder, the address of such Holder to which confirmation of the sale of the Notes to such Holder was first sent by the Initial Purchasers, with a copy in like manner to you as follows:

                            Bear, Stearns & Co. Inc.
                            245 Park Avenue
                            New York, NY l0l67
                            Fax No: (212) 372-3092
                            Attention: Philip Berney


         with a copy to:

                             Cravath, Swaine & Moore
                             Worldwide Plaza
                             825 Eighth Avenue
                             New York, New York 10019
                             Fax No.: (212) 474-3700
                             Attention:  Robert Rosenman

                  (2) if to the Initial Purchasers, at the addresses specified in Section 9(b)(1);

                  (3) if to the Issuers, at its address as follows:

                              Globalstar, L.P.
                              3200 Zanker Road
                              San Jose, CA 95164
                              Attention:  Michael B. Targoff

         with a copy to:

                              Willkie Farr & Gallagher
                              One Citicorp Center
                              153 East 53rd Street 46th Floor
                              New York, NY 10022
                              Fax No: (212) 821-8111
                              Attention:  Bruce R. Kraus

                  All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

                  (c) No Inconsistent Agreements. The Issuers have not, as of the date hereof, entered into, nor shall they, on or after the date hereof, enter into, any agreement with respect to their securities that is inconsistent with the rights granted to the Holders herein or otherwise conflicts with the provisions hereof.

                  (d) Successors and Assigns. This Agreement shall be binding upon the Issuers and their successors and assigns.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                  (g) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

                  (h) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                  (i) Securities Held by the Issuers. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Issuers or their affiliates (other than subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of such Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to Bear Stearns & Co. Inc. a counterpart hereof, whereupon this Agreement will become a binding agreement among Globalstar, Globalstar Capital and the several Initial Purchasers in accordance with its terms.

                                             Very truly yours,

                                             GLOBALSTAR, L.P. by
                                             LORAL/QUALCOMM SATELLITE
                                             SERVICES, L.P., its managing
                                             general partner, by
                                             LORAL/QUALCOMM PARTNERSHIP,
                                             L.P. its general partner, by
                                             LORAL GENERAL PARTNER, INC.
                                             its general partner,

                                                /s/ Eric J. Zahler
                                             by ________________________________
                                                Name:
                                                Title:


                                             GLOBALSTAR CAPITAL
                                             CORPORATION,

                                                /s/ Eric J. Zahler
                                             by ________________________________
                                                Name:
                                                Title:

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.


BEAR, STEARNS & CO. INC.

     /s/ Phil Berney
  by _________________________
    Name:
    Title:


DONALDSON LUFKIN & JENRETTE
  SECURITIES CORPORATION

     /s/ Hoyt Davidson
  by _________________________
    Name:
    Title:


LEHMAN BROTHERS INC.

     /s/ David J. Brand
  by _________________________
    Name:
    Title:

                                                                         ANNEX A



                  Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for Notes where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities. The Issuers have agreed that, for a period of 180 days after the Expiration Date (as defined herein), they will make this Prospectus available to any broker-dealer for use in connection with any such resale.
See "Plan of Distribution."

                                                                         ANNEX B



                  Each broker-dealer that receives Exchange Notes for its own account in exchange for Notes, where such Notes were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. See "Plan of Distribution."

                                                                         ANNEX C



                              PLAN OF DISTRIBUTION

                  Each broker-dealer that receives Exchange Notes for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such Exchange Notes. This Prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of Exchange Notes received in exchange for existing Notes where such existing Notes were acquired as a result of market-making activities or other trading activities. The Issuers have agreed that, for a period of 180 days after the Expiration Date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use
in connection with any such resale. In addition, until        , 199 , all
dealers effecting transactions in the Exchange Notes may be required to deliver a prospectus. */

                  The Issuers will not receive any proceeds from any sale of Exchange Notes by broker-dealers. Exchange Notes received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the Exchange Notes or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer for the purchasers of any such Exchange Notes. Any broker-dealer that resells Exchange Notes that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such Exchange Notes may be deemed to be an "underwriter" within the meaning of the

------------------

     */ In addition, the legend required by Item 502(e) of Regulation S-K will appear on the back cover page of the Exchange Offer prospectus.

Securities Act and any profit on any such resale of Exchange Notes and any commission or concessions received by any such persons may be deemed to be underwriting compensation under the Securities Act. The Letter of Transmittal states that, by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                  For a period of 180 days after the Expiration Date the Issuers will promptly send additional copies of this Prospectus and any amendment or supplement to this Prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The Issuers have agreed to pay all expenses incident to the Exchange Offer (including the reasonable expenses of one counsel for the Holders of the Notes) other than commissions or concessions of any brokers or dealers and will indemnify the Holders of the Securities (including any broker-dealers) against certain liabilities, including liabilities under the Securities Act.

                                                                         ANNEX D



[  ]              CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10
                  ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY
                  AMENDMENTS OR SUPPLEMENTS THERETO.

                  Name: ____________________________________________
                  Address: _________________________________________
                           _________________________________________



If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.